As filed with the Securities and Exchange Commission on September 21, 2004
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                              ____________________


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): September 15, 2004



                                 B&G Foods, Inc.
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             (Exact name of Registrant as specified in its charter)




       Delaware                      333-39813             13-3916496
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(State or Other Jurisdiction        (Commission           (IRS Employer
      of Incorporation)             File Number)        Identification No.)



4 Gatehall Drive, Suite 110, Parsippany, New Jersey           07054
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   (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code:  (973) 401-6500
                                                     --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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

Item 8.01.  Other Events.

         On September 15, 2004, B&G Foods, Inc. (the "Company") issued a press release announcing that it has commenced a cash tender offer and consent solicitation for any and all of the Company's $220,000,000 principal amount outstanding 9 5/8% senior subordinated notes due 2007. The tender offer is conditioned upon, among other things, the consummation of certain related financing transactions, including the closing of the contemplated initial public offering of Enhanced Income Securities by the Company's parent, B&G Foods Holdings Corp., following the merger of the Company with and into its parent. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

         (c)   Exhibits.

                  99.1    Press Release dated September 15, 2004

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        B&G FOODS, INC.


Dated:  September 21, 2004              By:  /s/ Robert C. Cantwell
                                           -------------------------------------
                                           Robert C. Cantwell
                                           Executive Vice President of Finance
                                              and Chief Financial Officer